Exhibit 99.1

2006 Shareholder Meeting Charting a New Course

Forward-Looking Statements The Company's presentation contains forward-looking statements within the meaning of the federal securities laws. Forward-looking statements are based upon management's belief and assumptions made by, and information currently available to, management. Our actual results could differ materially from the results anticipated in these forward-looking statements as a result of numerous factors including factors identified from time to time in our filings with the Securities and Exchange Commission. Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time, and it is not possible for management to predict all such factors.

Moving Toward the Goal Higher Stock Price

The Year in Review Management Team Improved Financial Results Record Increase In Energy Prices Price Restructuring of Customer Contracts Diversification of Market Presence

Your Management Team Senior Management Steven S. Boss - CEO Lawrence Clayton, Jr. - CFO Andrew V. Coppola - Energy Supply Thomas L. Ulry - Sales and Operations Skipping Stone Gregory M. Lander - Principal Bruno R. Kvetinskas -Principal Vice Presidents John M. Carpenter - Retail Markets Rubin N. Cioll - Risk Management Robert G. Gunnin - Power Supply Blair A. Habuda - Energy Accounting John S. Janney - Information Technology Richard L. Montgomery - Project Management Michael G. Nelson - Legal Kenneth L. Robinson - Finance & Accounting Rebecca A. Schlanert - Regulatory Catherine A. Sullivan - Sales, C&I

The Year in Review Management Team Improved Financial Results Record Increase In Energy Prices Price Restructuring of Customer Contracts Diversification of Market Presence

Financial Highlights FISCAL 2005 Net Loss Down Significantly from Prior Year Summit Energy Ventures - Prior Year Loss Impact of $10.4M Gain on Sale of Pennsylvania Electricity Supply - January, 2005 Impact of ACN Energy Assets - February, 2005 Severance Cost - Increase of $2.6M from Last Year FISCAL 2006 - 1ST QUARTER $228,000 of Net Income - 1st Profitable Quarter in 2 Years $8.2M in Gross Margin - Up 15% From Q1 of F2005 Higher Operating Costs - $.6M Related to Executive Severance FINANCIAL POSITION Impact of ACN Energy Purchase & Higher Energy Prices

Fiscal 2005 Results 2005 2004 Net Revenues $ 253,853 $ 210,623 Electric $228,377 $210,623 Gas $25,476 $ - Gross Profit $ 28,182 $ 19,443 Operating Costs and Expenses (35,585) (33,313) Other Income and Expenses 1,289 (7,850) Net (Loss) $ (6,114) $ (21,720) Fiscal Year Ended July 31 2005 2004 Significant Items Summit Energy Ventures $ 2,000 $ (10,343) Gain on Sale of Electricity Supply $ 7,201 $ - ACN Energy Assets - direct earnings $ 2,056 $ - Severance Costs $ (4,543) $ (1,898) Initial Public Listing and Related $ (1,601) $ (4,955) Fiscal 2005 Results Include a Number of Significant Items $ Thousands

Fiscal 2006 First Quarter Results 2006 2005 Net Revenues $ 64,368 $ 58,496 Electric $55,438 $58,496 Gas $8,930 $ - Gross Profit $ 8,240 $ 7,161 Operating Costs and Expenses (8,307) (5,960) Other Income and Expenses 287 (1,249) Net Income (Loss) $ 220 $ (48) Quarter Ended October 31 Revenue and Gross Profit Increases; Higher G&A Costs Net Revenue Up 10% Gross Profit Up 15% Up $268K Net Income $ Thousands

Net Income Summary FY July 31 1st Qtr Oct 31 Fiscal 2004 & Q1 2005 $ (21,720) $ (48) Summit Energy Ventures 12,343 - PG&E Bankruptcy Recovery (2,150) - Gain on Sale of Electricity Supply 7,201 - ACN Energy Assets - direct earnings 2,056 (10) Traditional Electricity Markets Gross Profit (3,651) (846) Initial Public Listing & Related 3,354 1,439 Severance Costs (2,645) (550) Tax Benefits/Other (902) 235 Fiscal 2005 & Q1 2006 $ (6,114) $ 220 Reconciliation of Financial Results Between Periods $ Thousands

Net Revenue FY July 31 1st Qtr Oct 31 Fiscal 2004 & Q1 2005 $ 210,623 $ 58,496 New Natural Gas & Electric Customers 39,372 15,158 Lower Electricity Sales Volumes (32,153) (20,914) Increase in Electricity Sales Prices 1,545 11,172 Wholesale Electricity Sales 34,466 456 Fiscal 2005 & Q1 2006 $ 253,853 $ 64,368 Increase from New Customers & Markets; Lower Sales in Traditional Electricity Markets FY 2005 Up 4% Q1 2006 Up 9% $ Thousands FY 2005 Down 12% Q1 2006 Sales Volumes Down 29% Net Revenue* * Excludes Impact of Wholesale Electricity Sales

Operating Expenses FY July 31 1st Qtr Oct 31 Fiscal 2004 & Q1 2005 $ 33,313 $ 5,960 Summit Energy Ventures (3,058) - Initial Public Listing & Related (3,393) - Addition of ACN Energy Assets 5,283 1,935 Severance & Related Costs 2,645 550 All Other 795 (138) Fiscal 2005 & Q1 2006 $ 35,585 $ 8,307 Added Operating Costs Related to ACN Energy Assets & Severance; Lower Non-recurring Expenses $ Thousands

Quarterly Operating Results Q1 2006 FISCAL YEAR 2005 FISCAL YEAR 2005 FISCAL YEAR 2005 FISCAL YEAR 2005 10/31/2005 7/31/2005 4/30/2005 1/31/2005 10/31/2004 Net Revenues $64,368 $65,831 $68,478 $61,048 $58,496 Electric $55,438 $58,384 $50,449 $61,048 $58,496 Gas $8,930 $7,447 $18,029 $ - $- Gross Profit $ 8,240 $ 4,901 $7,711 $8,409 $ 7,161 Operating Costs & Expenses (8,307) (9,570) (9,251) (10,804) (5,960) Other Income & Expenses 287 2,264 221 53 (1,249) Net Income (Loss) $ 220 $ (2,405) $ (1,319) $ (2,342) $(48) Total Customers 134,000 140,000 150,000 94,000 100,000 $ Thousands

Balance Sheet Summary Assets 10/31/2005 7/31/2005 7/31/2004 Unrestricted Cash & Equivalents $ 21,233 $ 33,344 $ 54,065 Accounts Receivable 27,565 27,843 31,119 Other Current Assets 15,848 8,103 9,638 Restricted Cash and Deposits 21,514 19,569 9,453 Goodwill, intangible and other assets 13,740 13,773 6,548 Total Assets $ 99,900 $ 102,632 $ 110,823 Liabilities and Stockholders' Equity 10/31/2005 7/31/2005 7/31/2004 Accounts Payable and Accrued Liabilities $ 29,565 $ 32,571 $ 36,717 Stockholders' Equity 70,335 70,061 74,106 Total Liabilities and Stockholders' Equity $ 99,900 $ 102,632 $ 110,823 Total Cash and Deposits $ 42,747 $ 52,913 $ 63,518 Debt $ - $ - $ - $ Thousands

The Year in Review Management Team Improved Financial Results Record Increase In Energy Prices Price Restructuring of Customer Contracts Diversification of Market Presence

2005 - A Year of Extremes! Prices increased 160% from May to December 13 (record high) Prices have declined 40% in the past 30 days - Silver Lining Source: NYMEX Gas Pricing

Fixed Price Value Proposition Power prices follow natural gas prices Most states allow Utilities to reset prices to recover fuel costs Utilities in our target markets have increased rates at every opportunity for last 2 years Our Price Stopper Product Pricing for CenterPoint

The Year in Review Management Team Improved Financial Results Record Increase In Energy Prices Price Restructuring of Customer Contracts Diversification of Market Presence

Our Customers and Markets PECO load shed, DTE rule change PECO load shed CA rate hikes Targeted Commercial Sales Focus ACN Acquisition Residential Customers Q1 FY2005 53,883 Q3 FY 2005 116,490 Q1 FY2006 92,313 Q2 FY2006 93,076 Commercial Customers Q1 FY2005 48,693 Q3 FY2005 48,321 Q1 FY2006 34,172 Q2 FY2006 38,535 Target Market

Focus on Volumes 10,000 kWh/year Residential Customer Alternate Channel Focus 1 small commercial 40-80,000 kWh/yr 4-8 residentials 1 large commercial 2,000,000+ kWh/yr 200+ residentials Small Commercial Customer Large Commercial Customer, Retail Chain Inside Sales, Outsourced Call Center Focus C&I Sales Focus 40,000-80,000 kWh/year 2,000,000+ kWh/year

The Year in Review Management Team Improved Financial Results Record Increase In Energy Prices Price Restructuring of Customer Contracts Diversification of Market Presence

Diversification of Market Presence 130,000 Electricity & Natural Gas Customers 9 States and 17 Markets Significant Market Growth Opportunities January 2005 California New Jersey Michigan Pennsylvania January 2006 California Georgia Ohio New Jersey New York Maryland Michigan Pennsylvania Texas Power Only Power and Gas

Commerce Energy's Market Presence January 2005 4 States, 6 Markets Power Only

Commerce Energy's Market Presence January 2006 9 States, 17 Markets Power and Gas

Commerce Energy's Market Presence Target Markets Impending Target Market Steady State Markets Licensed - Not Active

The California Markets CAISO Power PGE SCE SDGE California Gas PGE Core Non-core California Gas SoCal Gas Core Non-core 31% of 2005 Revenue 50% of Current Customers We are a California Company. Electric Market Suspended. Major Gas Initiative underway in the large gas customer market. Proposition 80, soundly defeated by voters, would have re-regulated the electricity market, ending competition. Working with lobby groups to re- open electric market and focusing heavily on preserving power customers while regulatory process works out.

The Michigan Market MISO Power DTE Small/Medium Commercial Large Commercial 14% of 2005 Revenue 2% of Current Customers We have an established name in Michigan, with a proven track record. State de-regulation laws have allowed the utility (DTE) the power to aggressively battle competition, effectively making it unprofitable for retailers. We intend to stay in this market in order to monitor future profitability and to position Commerce to take immediate advantage of any opportunity.

The PJM Markets New Jersey PJM PSEG Pennsylvania PJM PECO 40% of 2005 Revenue 24% of Current Customers The state Commissions have put a ceiling on the utility prices, effectively eliminating residential competition from retailers for the present. The ceiling's expiration is a few years away; however, we do have profitable commercial customers whom we will continue to serve. We will monitor market conditions and watch for opportunities to arise.

The Ohio Markets Ohio Gas COH Non-GTS GTS DEO Non-GTS GTS Commerce C&I has entered the lucrative Dominion (DEO) and Columbia (COH) GTS (over 20,000 mcf annually) markets, leveraging off the small commercial and residential markets we serve. Increased volume throughput will allow us to better leverage our Supply and Transportation agreement to the benefit of all stakeholders. DEO has proposed exiting the merchant role, putting its supply up for competitive bid. If successful, this program would replace regulated utility rates with market-based rates. Removing artificially low rates will increase interest among rate payers to shop for alternative suppliers. We recently joined the Ohio Marketers Group in order to take a more proactive role in the restructuring of the Ohio markets.

ERCOT and the Texas Markets ERCOT Power CenterPoint All customers TXU All customers AEP North All customers AEP Central All customers TNMP All customers Utility's "price to beat", while adjusted twice a year, reflects market conditions, providing reasonable gross margin opportunities. High awareness and interest level among consumers support high switching rates. Smaller under-capitalized suppliers are dropping out of the program providing stronger suppliers with the opportunity to capture a greater market share.

Timetable for New Markets New York Gas NIMO O&R NYISO Power NIMO O&R New York Gas Keyspan Residential/Sm Comm In Progress Commerce Energy holds licenses in New York and has monitored the market to determine the best time and the best markets to enter. March 2006 has been set as the targeted start date. We will focus the indirect channel, both telemarketing and field sales, on this market. We are going through the licensing process in Illinois, with intent to enter this market early in FY 2007. New York Illinois

Steady State Markets Georgia Gas AGL All Customers MISO Power DTE Small/Medium Commercial Large Commercial MD Gas BG&E Res/Small Comm PJM PSEG PJM PECO Market conditions and the regulatory environment make growth difficult in these states. We will continue to serve our customers in these states profitably as we monitor the market climate for future opportunities. Our position as an established provider in these markets will position us to move quickly and advantageously. New Jersey Pennsylvania Maryland Michigan Georgia

Sales and Marketing

Product Offers C&I Focus Residential and Small Businesses Structured Deals Standard Products Negotiated Agreements Pre-packaged, No Negotiations Deals structured around specific needs of customer Price points offered differ by customer size Trigger Price Stopper l2 Months Index Price Stopper 24 Months Full Service Price Dropper Base Load Month-to-Month Shop & Lock In a volatile market, Commerce Energy offers peace of mind products.

Professional Sales Force Focused on Commercial and Industrial Customers Sales Channels C&I Outbound Call Center Internal Sales Outsourced Sales Inbound Call Center Direct Mail Broadcast Media Web site Telesales Door-to-Door Residential Independent Agents Commercial Community Aggregation Commercial Residential Affinity Groups Commercial Residential Alternate Drive Customers to Call Center

Going Forward

2006 Goals Focused Growth in Market Presence Minimize Customer Exposure to Volatile Energy Prices Develop Strategic Energy Supply Partners Build Technology-Focused Operational Support Capabilities Growth in Price of Our Common Shares

Stock Price Source: Yahoo